SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

 Date of Report (date of earliest event reported): January 25, 2012

Commission File No. 0-26669

Can-Cal Resources Ltd.
(Name of Small Business Issuer in its charter)

Nevada	88-0336988
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8205 Aqua Spray Avenue, Las Vegas, NV  89128
(Address of principal executive offices)

(702) 243-1849
(Issuer's telephone number)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01         Entry Into A Material Definitive Agreement

On January 25, 2012, Can-Cal Resources, Ltd. (“Can-Cal”) entered into a Mineral Lease Agreement (the “Mineral Lease”) with GoodCorp Inc., a Los Angeles, California private company (“GoodCorp”). The Mineral Lease gives GoodCorp the right to extract and process surface ore from Can-Cal’s Pisgah, California property (the “Pisgah Ore”). The Mineral Lease initially contemplates GoodCorp’s removal of up to 100,000 tons of ore, but GoodCorp is entitled to remove additional Pisgah Ore available on the property, subject to approval by both parties, excluding certain defined, precious metals.  Currently situated on the Pisgah property is a segregated stock pile of crushed  Pisgah Ore, estimated at 3.5 million tons, which is immediately available to GoodCorp, Can-Cal estimates the remaining raw surface-Pisgah Ore, which has not been formally delineated, conservatively at 15.0 million tons.  The term of the Mineral Lease is for 10 years, with an additional five year term, at GoodCorp’s option.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 31, 2012, Can-Cal reappointed Mr. Thompson MacDonald, ICD.D, of Calgary, Alberta, Canada to the Board of Directors. Mr. MacDonald had previously been appointed to the Board on June 4th, 2009 but resigned November 13, 2009 in order to complete outside business commitments.

Mr. MacDonald has an extensive background in Corporate Governance serving on public, private and not for profit boards. He has served as Chairman of Walton Global Investments, an Alberta land assembly and development company; and as Chairman of ENMAX, an Alberta based Electric Utility. Mr. MacDonald is a Director of FoodChek Systems Inc., a Calgary, Alberta food safety pathogen testing company, where he is Chairman of the Corporate Governance and Compensation Committee.

The Board does not expect to name Mr. MacDonald to any committee of the Board at this time. To the extent that any information called for in Item 404(a) of Regulation S-K is required pursuant to this appointment, such information is currently unavailable and will be provided in an amendment to this Form 8-K within four days from when this information becomes available.

Section 8– Other Events

Item 8.01             Other Events

On January 31, 2012, the Company issued a press release regarding the agreement with GoodCorp and the appointment of Thompson MacDonald, attached as Exhibit 99.10.

Section 9 – Financial Statements and Exhibits

Item 9.01                Financial Statements and Exhibits

(d)           Exhibits:

EXHIBIT NUMBER	DESCRIPTION	LOCATION
99.10	Press release issued January 31, 2012	Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 30, 2012

Can-Cal Resources Ltd.

By:	/s/ Michael Hogan
Michael Hogan
Chief Executive Officer

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